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                                                                 Exhibit 10.10.3

                       NEW ENGLAND BUSINESS SERVICE, INC.


           Second Amendment to the New England Business Service, Inc.
                     Supplemental Executive Retirement Plan

     This Second Amendment to the New England Business Service, Inc. Supplemental Executive Retirement Plan (the "Plan") is hereby adopted by New England Business Service, Inc. (the "Company") pursuant to Article XII of the Plan, effective August 2, 2002. The Company hereby amends the Plan by deleting
Section 2.2 and replacing it with the following:

2.2 "Average Final Compensation" shall mean the sum of (a) the Participant's highest base salary during his final five Plan Years of Service and (b) the average of a Participant's bonuses for the three Plan years in which the Participant's greatest bonus is received during his final five plan Years of Service.

     Except as amended hereby, the Plan is hereby reaffirmed in all respects.

     Signed as a sealed Massachusetts instrument effective as of the date stated above.

                                  NEW ENGLAND BUSINESS SERVICE, INC.


                                  By:      /s/ Robert J. Murray
                                      -----------------------------------------

                                  Title:   Chairman and Chief Executive Officer
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